Exhibit 10.16

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment and Assumption Agreement”) is effective as of September 15 2015, by and between by and between Fortress Biotech., Inc., a Delaware corporation (“Fortress”) and Checkpoint Therapeutics, Inc., a Delaware corporation (“Checkpoint”).

RECITALS

WHEREAS, Fortress and NeuPharma (“NeuPharma”) are parties to that certain Research Agreement (the “NeuPharma Agreement”);

WHEREAS, pursuant to the NeuPharma Agreement, Fortress may assign the NeuPharma Agreement to an Affiliate (as defined in the NeuPharma Agreement) of Fortress without NeuPharma’s prior written consent; and

WHEREAS, Checkpoint is an Affiliate of Fortress; and

WHEREAS, Fortress wishes to assign the NeuPharma Agreement to Checkpoint and, in connection therewith, Checkpoint has agreed to accept such assignment and assume the obligations thereunder.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed that:

1.          Assignment. Fortress hereby sells, assigns, conveys, transfers and delivers to Checkpoint all of Fortress’s right, title and interest in and to the NeuPharma Agreement.

2.          Assumption. Checkpoint hereby accepts the foregoing assignment, and in connection therewith, Checkpoint hereby agrees to assume all liabilities arising thereunder from and after the Effective Date.

4.          Effective Time. The effective time of this Assignment and Assumption Agreement is 11:59 p.m. EST on the date hereof.

5.          Counterparts; Electronic Delivery. This Assignment and Assumption Agreement may be executed in any number of counterparts with the same effect as if each of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one Assignment and Assumption Agreement. This Assignment and Assumption Agreement, to the extent signed and delivered by means of a facsimile machine or via e-mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first above written.

FORTRESS BIOTECH, INC.

By:	/s/ Lindsay Rosenwald

Name:	Lindsay Rosenwald

Title:	CEO

CHECKPOINT THERAPEUTICS, INC.

By:	/s/ Michael Weiss

Name:	Michael Weiss

Title:	Interim President and CEO

[Signature Page to Assignment and Assumption Agreement]